NORTHERN FUNDS Northern Trust 2045 Tax-Exempt Distributing Ladder ETF

Summary Prospectus | August 19, 2025,	Ticker: MUNC | Stock Exchange: NYSE Arca, Inc.
as amended November 28, 2025

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at https://connect.rightprospectus.com/NorthernTrust. You can also get this information at no cost by calling 855-353-9383 or by sending an e-mail request to NorthernTrustETF@acaglobal.com. The Fund’s complete Prospectus, dated August 6, 2025 as amended November 28, 2025 and as supplemented, and Statement of Additional Information dated August 6, 2025, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide periodic distributions consisting of income exempt from regular federal income tax and/or principal through 2045.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.18%

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	0.18%

(1)

The management fee is structured as a “unitary management fee,” out of which the Fund’s investment adviser, Northern Trust Investments, Inc. (“NTI”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: (i) the Fund’s management fee; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) tax expenses; and (vi) extraordinary expenses, as determined under generally accepted accounting principles.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$18	$58

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by employing a “laddered” bond strategy, pursuant to which the Fund will invest in debt instruments that pay interest that is exempt from regular federal income tax with different maturity dates (or “rungs”) through the year 2045 (the “terminal year”). Generally, NTI implements the Fund’s laddered bond strategy by investing the Fund’s assets in approximately equal proportions (as measured by par value) across the existing rungs at the time of investment to provide periodic distributions to investors in the form of income and/or principal (based upon par value of the underlying bonds) each year through the terminal year. The Fund will initially be comprised of 20 rungs with clusters of maturities throughout 2026 and each subsequent year through 2045. As the bonds in a rung reach their final maturity, the Fund generally will not reinvest the proceeds in bonds with maturities in future rungs. The Fund will make a cash distribution out of the available proceeds to Fund shareholders which will primarily consist of the par value received from the maturing bonds and may include a return of capital. Any such return of capital distribution, which involves the return of a portion of a shareholder’s investment, may be substantial. Upon conclusion of the final rung in the terminal year, the Fund will liquidate and distribute substantially all of its assets as described more fully below.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that pay interest that is exempt from regular federal income tax (“tax-exempt bonds”). A tax-exempt bond is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. The tax-exempt bonds in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

NT DL-ETF SUM MUNC (8/25)	SUMMARY PROSPECTUS	1	NORTHERN TRUST 2045 TAX-EXEMPT DISTRIBUTING LADDER ETF

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments;

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions; and

∎	Variable rate demand obligations.

The Fund primarily invests in investment grade tax-exempt bonds that are rated within the top three rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI. Credit ratings are determined at the time of purchase.

The Fund will liquidate on or about the final maturity date of the underlying bonds in the terminal year and the Fund will seek to distribute substantially all of its assets at that time. The Fund will liquidate without requiring additional approval by the Trust’s Board of Trustees or shareholders of the Fund, although the Fund reserves the ability to change the liquidation date.

The Fund is not a “target date fund,” and therefore its investment strategy does not become increasingly conservative over time.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” funds.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MUNICIPAL INVESTMENTS RISK is the risk that the value of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect a municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of the issuers of municipal securities.

MUNICIPAL TAX LIABILITY RISK is the risk that shareholders of the Fund could be subject to tax liabilities. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes. Subsequent to the Fund’s acquisition of a municipal security, however, the municipal security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as exempt-interest dividends could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including its derivative holdings, may result in the receipt of taxable income or gains by the Fund.

FUND TERMINATION RISK is the risk that, unlike an investment in a traditional investment company with perpetual existence, the Fund is designed to liquidate in the terminal year and thus a shareholder of the Fund will not receive distributions from the Fund beyond the terminal year. In addition, investors considering purchasing Fund shares should consider the price of the shares and the remaining term of the Fund at that time prior to making such a decision.

FLUCTUATION OF YIELD AND PRINCIPAL PAYMENT RISK is the risk that the Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount during any particular rung or upon liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as principal payments or liquidation proceeds upon the Fund’s liquidation is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

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INCOME RISK is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, or the Fund otherwise needs to purchase additional bonds.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. The Fund’s yield will vary as short-term securities in its portfolio mature and assets from new creates are invested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

RETURN OF CAPITAL/DISTRIBUTION RISK is the risk that the Fund’s distributions will involve a return of capital, which, although not generally taxable, may lower a shareholder’s basis in the Fund’s shares, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. In addition, while the Fund seeks to provide periodic distributions, there is no guarantee that the Fund will make a distribution (i) at any specific interval or (ii) comprised of only dividend income. When the Fund does make distributions, the amounts and tax characterization of such distributions will likely vary from one distribution to the next and could vary significantly, particularly when paying returns of capital upon maturity of the underlying bonds. Shareholders should also be aware that any distribution may be re-characterized for tax purposes at year-end, which may result in a portion or different portion of prior distributions being re-characterized as returns of capital or as dividend income. Further, the Fund will make distributions to shareholders in the Fund as of the record date for such distributions and, therefore, shareholders should not expect to recoup portions of their investment in connection with any distribution. Shareholders that purchase Fund shares shortly before the record date for a distribution may receive a distribution that includes a return of capital, which will result in a reduction in the shareholders’ basis in the Fund’s shares. Shareholders should review the Fund’s anticipated distribution schedule before making an investment in the Fund.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

CASH TRANSACTIONS RISK is the risk from the Fund effecting creation and redemption orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creation and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

AUTHORIZED PARTICIPANT CONCENTRATION RISK is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are

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unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

MARKET TRADING RISK is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value, and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

VALUATION RISK is the risk that the purchase or sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

NON-DIVERSIFICATION RISK A non-diversified fund may invest a larger portion of its assets in securities issued by or representing a smaller number of issuers than a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

MANAGEMENT RISK. The investment adviser will make investment decisions for the Fund, but there can be no guarantee that these decisions will produce the intended results or that the Fund will achieve its investment objective. The investment adviser manages the Fund’s laddered bond strategy at the portfolio level, and there is no guarantee that investors in the Fund will experience uniform returns or returns similar to those that would be achieved if they implemented a laddered bond strategy directly. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser to manage a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.

SMALL FUND RISK is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may liquidate prior to the anticipated liquidation date in the terminal year, thus impacting the Fund’s ability to achieve its investment objective. In addition, investors in the Fund also bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategy or transacting in securities at the desired prices or on desirable terms. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.

As with any fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at flexshares.com or by calling 1-855-353-9383.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund’s portfolio. Timothy Blair, CFA, David M. Alongi, CFA, and Michael R. Chico, CFA, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s

NORTHERN TRUST 2045 TAX-EXEMPT DISTRIBUTING LADDER ETF	4	SUMMARY PROSPECTUS

principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at flexshares.com.

TAX INFORMATION

The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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